SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): February 12, 2009
BORGWARNER INC.
(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation)	1-12162 (Commission File No.)	13-3404508 (IRS Employer Identification No.)
3850 Hamlin Road, Auburn Hills, Michigan 48326
(Address of principal executive offices) (Zip Code)
Registrant’s telephone number, including area code: (248) 754-9200
(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02. Results of Operations and Financial Condition
     On February 12, 2009, BorgWarner Inc. issued a press release announcing its financial results for the three and twelve months ended December 31, 2008. A copy of the press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.
     The information contained in this Item 2.02 of this Current Report on Form 8-K, including Exhibit 99.1, is being furnished and shall not be deemed to be “filed” for the purpose of the Securities Exchange Act of 1934, as amended, nor shall it be deemed incorporated by reference in any filing under the Exchange Act or the Securities Act of 1933, as amended, regardless of any general incorporation language in any such filings.

Item 5.02	Departure Of Directors Or Principal Officers; Election Of Directors; Appointment Of Principal Officers
     On February 12, 2009, BorgWarner Inc. appointed Dennis C. Cuneo to its board of directors. In connection with the appointment of Mr. Cuneo, there were no compensatory or other arrangements made with Mr. Cuneo, though he will be entitled to the same directors’ fees as other non-employee directors of the Company.
Item 7.01 Regulation FD Disclosure
     On February 12, 2009, BorgWarner issued a press release regarding the appointment of Dennis C. Cuneo to its board of directors. A copy of BorgWarner Inc.’s press release regarding the appointment of Mr. Cuneo to BorgWarner’s Board of Directors is attached hereto as Exhibit 99.2 and is hereby incorporated by reference.
     The information provided in the response to this Item 7.01 and the accompanying Exhibit 99.2 are being furnished under Item 7.01 of Form 8-K and shall not be deemed to be “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liability of such Section, nor shall such information be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, regardless of any general incorporation by reference language in any such filing, except as shall be expressly set forth by specific reference in such filing.
Item 9.01. Financial Statements and Exhibits
(d) Exhibits. The following exhibits are being furnished as part of this Report.

Exhibit
Number	Description

99.1	Press release regarding earnings issued by BorgWarner Inc. dated February 12, 2009

99.2	Press release regarding the appointment of Dennis C. Cuneo to the Board of Directors issued by BorgWarner Inc. dated February 12, 2009

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BORGWARNER INC.

Date: February 12, 2009	By: /s/ John Gasparovic Name: John Gasparovic
Its: Secretary

EXHIBIT INDEX

Exhibit
Number	Description

99.1	Press release regarding earnings issued by BorgWarner Inc. dated February 12, 2009

99.2	Press release regarding the appointment of Dennis C. Cuneo to the Board of Directors issued by BorgWarner Inc. dated February 12, 2009